EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 3 to the Annual Report of Terra Nostra Resources Corp. (the “Company”) on Form 10-KSB for the periods ended May 31, 2006 and 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald Nicholson, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 5, 2008

By:

“Donald Nicholson”

Name: Donald Nicholson

Title:   Principal Financial Officer